                                   EXHIBIT 10

                      ORDER LIFTING SECTION 5.0 SUSPENSION

                                 [STATE SEAL]


                      [STATE SECURITIES BOARD LETTERHEAD]


                             SSB DOCKET NO. 00-014

IN THE MATTER OF                     )
TBX RESOURCES, INC. AND              )            Order No. SSO-1401
TIMOTHY PAUL BURROUGHS               )


TO: Timothy Paul Burroughs          TBX Resources, Inc.
    TBX Resources, Inc.             12300 Ford Road, Suite 265
    12300 Ford Road, Suite 265      Dallas, Texas 75234-7273
    Dallas, Texas 75234-7273




                      ORDER LIFTING SECTION 5.0 SUSPENSION

         On July 27, 2000, TBX Resources, Inc. ("TBX") and Timothy Paul Burroughs ("Burroughs"), as a condition to the Securities Commissioner of the State of Texas ("Securities Commissioner") lifting the ORDER OF SUSPENSION OF EXEMPTION previously issued on May 17, 2000 in SSB Docket No. 00-014, Order No. SUS-1395, styled "IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL BURROUGHS," filed an Undertaking with the Securities Commissioner, wherein they agreed to comply with certain conditions described therein. A copy of this Undertaking is attached hereto and incorporated herein by reference as Exhibit A.

         It is therefore ORDERED that the above-referenced ORDER OF SUSPENSION OF EXEMPTION is hereby LIFTED and is no longer in force and effect.

         It is further ORDERED that TBX and Burroughs SHALL COMPLY with the terms of the attached Undertaking.

         SIGNED AND ENTERED BY THE SECURITIES COMMISSIONER this 31st day of July, 2000.


                                        /s/ DENISE VOIGT CRAWFORD
                                        DENISE VOIGT CRAWFORD
                                        Securities Commissioner




ORDER LIFTING SECTION 5.O ORDER / IN THE MATTER OF TBX RESOURCES, INC., et al. / PAGE 1

                                   EXHIBIT A


                           UNDERTAKING FILED WITH THE

                            SECURITIES COMMISSIONER

                             OF THE STATE OF TEXAS

                      [STATE SECURITIES BOARD LETTERHEAD]


--------------------------------
IN THE MATTER OF
TBX RESOURCES, INC. AND
TIMOTHY PAUL BURROUGHS
--------------------------------

TO:  Timothy Paul Burroughs
     TBX Resources, Inc.
     12300 Ford Road, Suite 265
     Dallas, Texas 75234-7273

     TBX Resources, Inc.
     12300 Ford Road, Suite 265
     Dallas, Texas 75234-7273


                             UNDERTAKING FILED WITH
               THE SECURITIES COMMISSIONER OF THE STATE OF TEXAS

     Comes Now, TBX Resources, Inc. ("TBX"), by and through its President, Timothy Paul Burroughs, and Timothy Paul Burroughs, ("Burroughs"), individually, who, as a condition to the Securities Commissioner of the State of Texas ("Securities Commissioner") lifting the Section 5.0 Order of Suspension previously issued on May 17, 2000 in SSB Docket No. 00-014, Order No SUS-1395, styled "IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL BURROUGHS", make the following representations to the Securities Commissioner:

1. On July 27, 2000, TBX entered into a Lock-up Agreement with Burroughs and the Burroughs Family Trust (together, the "Shareholders"), wherein the Shareholders agreed not to sell their stock in TBX for a reasonable period of time, in order to facilitate development of an orderly secondary market for TBX's securities, to prevent their stock from being sold in any pattern of trading that might have the appearance of improper trading activity, and to avoid the appearance that the Shareholders are profiting from their investment in TBX at the expense of other shareholders. A copy of this Agreement is attached hereto and incorporated herein by reference as
     Exhibit 1. TBX, Burroughs, and the Burroughs Family Trust hereby agree that they will abide by the provisions of the attached Lock-up Agreement for a period of 180 days from the effective date of this Undertaking.

2. TBX's Board of Directors will be expanded to three (3) persons. Within five (5) days from the effective date of this Undertaking, Burroughs, as the sole current Board member, will nominate and elect John O. Clayton and Joe A. Ayers ("initial independent directors") to fill the other two Board positions. The Board will elect one of the two new Board members to be Chairman of the Board.

3. Within ten (10) days from the effective date of this Undertaking, the by-laws of TBX shall be amended to provide that a majority of the Board of Directors shall be independent directors. TBX and Burroughs represent that they shall contemporaneously submit such amended by-laws to the Texas State Securities Board.

4. On July 24, 2000, TBX and Burroughs filed a Form 8-K with the Securities and Exchange Commission, wherein TBX and Burroughs disclosed the issuance of the above-referenced Section 5.0 Order of Suspension by the Securities Commissioner, and the execution of a search warrant on the offices of TBX by the Federal Bureau of Investigation on May 17, 2000. A copy of this Form is attached hereto and incorporated herein by reference as Exhibit 2.

5. TBX and Burroughs represent to the Securities Commissioner that within fourteen (14) days from the effective date of this Undertaking, the Form 10-SB filing which was filed with the Securities and Exchange Commission to register shares of TBX's common stock pursuant to the provisions of the Securities and Exchange Act of 1934 ("Exchange Act") and became effective on July 8, 2000, shall be amended to disclose this Undertaking, the exhibits thereto, and the Order Lifting Section
         5.0 Suspension.

6. TBX and Burroughs further represent to the Securities Commissioner that, for a period of two years from the effective date of this Undertaking, they shall disclose any material, non-confidential information of which they are advised in writing arising from any ongoing governmental investigations or inquiries regarding TBX or its principals, or any other material information, in a letter to shareholders of record and by such other means as TBX may deem appropriate, and shall contemporaneously submit such letter or other means of disclosure to the Texas State Securities Board.






UNDERTAKING/IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL
BURROUGHS/PAGE 2

                                   TBX Resources, Inc.

                                   By: /s/ TIMOTHY PAUL BURROUGHS
                                       ---------------------------------
                                       Timothy Paul Burroughs, President


                                   Date: July 27, 2000
                                        --------------------------------

                                   /s/ TIMOTHY PAUL BURROUGHS
                                   -------------------------------------
                                   Timothy Paul Burroughs, Individually


                                   July 27, 2000
                                   -------------------------------------
                                   Date

UNDERTAKING/IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL BURROUGHS/ PAGE 3

                                ACKNOWLEDGMENT

     On the 27th day of July, 2000, Timothy Paul Burroughs personally appeared before me and voluntarily executed the foregoing Undertaking for the purposes stated therein.

       [CHRISTINE COLEY]                        /s/  CHRISTINE COLEY
 [Notary Public, State of Texas]               ------------------------
[My Commission Expires 12-29-01]               Notary Public in and for
                                               the State of Texas
[affix notary seal here]
                                               My commission expires on 12-29-01


                                ACKNOWLEDGMENT

     On the 27th day of July, 2000, TBX Resources, Inc., by and through its President, Timothy Paul Burroughs, personally appeared before me and voluntarily executed the foregoing Undertaking for the purposes stated therein, and Timothy Paul Burroughs did duly acknowledge to me that he was authorized to execute the same on behalf of TBX Resources, Inc.

       [CHRISTINE COLEY]                        /s/  CHRISTINE COLEY
 [Notary Public, State of Texas]               ------------------------
[My Commission Expires 12-29-01]               Notary Public in and for
                                               the State of Texas
[affix notary seal here]
                                               My commission expires on 12-29-01


UNDERTAKING/IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL
BURROUGHS/PAGE 4

                                   EXHIBIT 1


                               LOCK-UP AGREEMENT

                               LOCK-UP AGREEMENT


         This AGREEMENT is entered on July 27, 2000, between TBX Resources, Inc. ("the Company") and Timothy Burroughs and the Burroughs Family Trust (together, the "Shareholders").

                                    RECITALS

A. The Shareholders together own 6,700,000 shares of the Company's common stock. The Company has 100,000,000 shares of common stock authorized and 15,776,804 common shares outstanding on the date of this Agreement.

B. Each of the Shareholders are willing to agree not to sell their Company stock for a reasonable period of time, in order to facilitate development of an orderly secondary market for the Company's securities, to prevent their stock from being sold in any pattern of trading that might have the appearance of improper trading activity, and to avoid the appearance that the Shareholders are profiting from their investment in the Company at other shareholders' expense.

         NOW THEREFORE, the parties agree as follows:

1. Restriction on Sale of Stock: The Shareholders will not, for a period ending 180 days from the effective date of the Undertaking filed with the Securities Commissioner of the State of Texas on July 27, 2000, offer, sell, assign, transfer, encumber, contract to sell, grant an option to purchase, or otherwise sell or dispose of any shares of the Company's stock, any options or warrant to purchase any shares of the Company's stock, or any securities convertible into or exchangeable for shares of the Company's stock, owned directly by the Shareholders or with respect to which the Shareholders have the power of disposition, otherwise than in a Permitted Transfer, as defined in
         Section 2. The Shareholders agree and consent to the entry of stop transfer instructions with the Company's transfer agent against the transfer of shares of the Company's stock held by the Shareholders except in compliance with the foregoing restrictions.

2. Permitted Transfers: A "Permitted Transfer" shall mean: (i) a gift made by a Shareholder to his or her spouse, natural or adoptive children or stepchildren, and/or one or more charitable, educational or religious organizations, each of whom agrees in writing to be bound by this agreement; [or] (ii) a transfer made by a Shareholder to a trust established for the benefit of the spouse and/or natural or adoptive children or stepchildren of a Shareholder, which agrees in writing to be bound by this Agreement.

3.       After Acquired Shares: The restrictions on transfer contained in
         Section 1 apply, until their expiration, to all shares and securities convertible into shares of the Company which are owned or controlled by the Shareholders, including shares and convertible securities that the Shareholders may acquire after the execution of this Agreement.

4. Expiration on Occurrence of Certain Events: Notwithstanding any provision in this Agreement to the contrary, the restrictions on transfer contained in this Agreement shall expire and be of no further force and effect, and the Company shall withdraw or cancel any stop transfer instructions respecting the Shareholders' stock upon:

         a. the Company's executing an agreement concerning the sale of all or substantially all of its assets to an unaffiliated purchaser; [or]

         b. a decision by the Company to terminate its business and liquidate its assets.

5. Statement on Certificates: The Company and the Shareholders agree that all certificates representing the Shareholders' shares of the Company which at any time are subject to the provisions of this Agreement shall be endorsed with the following legend:

                  "The Shares represented by this Certificate are subject to certain restrictions against transfer under the terms of a Lock-Up Agreement entered into by this Company and the Shareholder, effective as of July 27, 2000, a copy of which is on file at the Company's principal place of business or registered office. A copy of such Agreement will be furnished to the holder hereof without charge upon written request to the Company at its principal place of business or registered office."

         Under no circumstances shall any sale or other transfer of any Shares subject to this Agreement be valid until the proposed transferee thereof shall have executed and become a party to this Agreement and thereby shall have become subject to all of the provisions hereof.

6.       Miscellaneous:

         a. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, applicable to agreements made and to be performed in Texas.

         b. This Agreement contains a complete statement of all the arrangements between the Company and the Shareholders with respect to its subject matter, supersedes all previous agreements, written or oral, among them relating to its subject matter and cannot be modified, amended or terminated orally. Amendments may be made to this Agreement at any time if mutually agreed upon in writing, provided, that no amendment which has the effect of reducing the Restrictions contained in Section 1 shall be effective unless the Securities Commissioner of the State of Texas consents in writing to such amendment.

LOCK-UP AGREEMENT/IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL BURROUGHS/PAGE 2

c. Any amendment, notice or other communication under this Agreement shall be in writing and shall be considered given when received and shall be delivered personally or mailed by Certified Mail, Return Receipt Requested, to the parties at their respective addresses set forth below (or at such other address as a party may specify by notice to the other):

         TBX Resources, Inc.                            Timothy Burroughs
         12300 Ford Road, #265                          12300 Ford Road, #265
         Dallas, Texas 75234                            Dallas, Texas 75234

         Burroughs Family Trust
         12300 Ford Road, #265
         Dallas, Texas 75234

d. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

e. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by binding arbitration administered by J-A-M-S/Endispute under its arbitration rules, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. In the event any arbitration proceeding is initiated hereunder or with respect to rights arising out of the Agreement, each party shall be responsible for its own attorneys fees regardless of which party prevails.

f. Subject to Subsection 6.e, each of the parties irrevocably submits to the exclusive jurisdiction of any court of the State of Texas sitting in Dallas County over any action, suit or proceeding relating to or arising out of this Agreement and the transactions contemplated hereby. Each party hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens which such party may now or hereafter have to the bringing of any such action, suit or proceeding in any such court and irrevocably agrees that process in any such action, suit or proceeding may be served upon that party personally or by Certified or Registered Mail, Return Receipt Requested.

g. The invalidity or unenforceability of any term or provision of this Agreement shall not affect the validity or enforceability of the remaining terms or provisions of this Agreement which shall remain in full force and effect and any such invalid or unenforceable term or provision shall be given full effect as far as possible. If any term or provision of this Agreement is invalid or

LOCK-UP AGREEMENT/IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL BURROUGHS/PAGE 3
         unenforceable in one jurisdiction, it shall not affect the validity or enforceability of that term or provision in any other jurisdiction.

h. This Agreement is not assignable by either party except that it shall inure to the benefit of and be binding upon any successor to the Company by merger or consolidation or the acquisition of all or substantially all of the Company's assets, provided such successor assumes all of the obligations of the Company, and shall inure to the benefit of the heirs and legal representatives of the Shareholders.

i. This Agreement may be signed in multiple counterparts, which together shall constitute one original document.

j. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this agreement.

The foregoing Agreement is hereby executed effective as of the date first set forth above.

TBX Resources, Inc.                                Timothy Burroughs

       TBX RESOURCES, INC.
By:   /s/ TIMOTHY BURROUGHS                           /s/ TIMOTHY BURROUGHS
     ----------------------------                  ----------------------------
Title: President
      ---------------------------



Burroughs Family Trust

         BURROUGHS FAMILY TRUST
By:  /s/ J.O. BONNER III TRUSTEE
     ----------------------------
Title:  Trustee
      ---------------------------


LOCK-UP AGREEMENT/IN THE MATTER OF TBX RESOURCES, INC. AND TIMOTHY PAUL BURROUGHS/PAGE 4

                                   EXHIBIT 2


                                    FORM 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report July 21, 2000

                           COMMISSION FILE NO. 0-30746

                               TBX RESOURCES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


              TEXAS                                     75-2592165
-----------------------------              ------------------------------------
 (State or other jurisdiction              (I.R.S. Employer Identification No.)
incorporation or organization)

                     12300 Ford Road, Suite 265, Dallas, TX
              ------------------------------------------------------
                    (Address of principal executive offices)


                                 (972) 243-2610
             ------------------------------------------------------
              (Registrant's telephone number, including area code)


Check whether the registrant: (1) has filed all reports required to be filed by
Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes [X] No [ ]

Exhibit Index is on Page 5.

                               TBX RESOURCES, INC.

                                   FORM 8-K

                                TABLE OF CONTENTS


Item 1.  Changes in Control of Registrant - None

Item 2.  Acquisition or Disposition of Assets - None

Item 3.  Bankruptcy or Receivership - None

Item 4.  Changes in Registrant's Certifying Accountant - None

Item 5.  Other Events................................................... Page 3

Item 6.  Resignations of Registrant's Directors......................... Page 3

Item 7.  Financial Statements and Exhibits.............................. Page 5

Signatures.............................................................. Page 4

ITEM 5. Other Events

         On May 17, 2000, the Texas Securities Commissioner ordered that the exemption provided under Section 5.O of the Texas Securities Act in connection with the offer for sale and sale of the common stock of our company was suspended, meaning that no securities dealer shall offer for sale or sell our common stock in the State of Texas while this suspension is in effect. A copy of the order issued by the Texas Securities Commissioner has been filed as an exhibit to this current report on Form 8-K.

         Mr. Burroughs and our company have hired counsel to represent them in this matter. Mr. Burroughs and our company are taking steps to have this order lifted as soon as possible, with such steps including adding 2 outside directors to our board of directors and placing restrictions on the transferability of Mr. Burroughs' common stock. However, there can be no assurance that the Texas Securities Board will determine that the steps we propose to take will be sufficient to remove the suspension of trading in our common stock in the State of Texas.

         On or about May 17, 2000, a search warrant was executed on our company by agents of the Federal Bureau of Investigation.

ITEM 6. Resignations of Registrant's Directors

         Effective July 7, 2000, Christine Coley resigned from our Board of Directors. As discussed, in Item 5 above, we expect to add 2 outside directors to our Board of Directors. At the time of this report, our sole Director is Tim Burroughs.

Item 7. Financial Statements and Exhibits

         Exhibits

         Order dated May 17, 2000, from the Texas Securities Commissioner.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned herein duly authorized.



TBX RESOURCES, INC.

(Signature) /s/ Tim Burroughs
----------------------------------
Tim Burroughs
(Title):    President and Director
(Date):     July 21, 2000

                                    FORM 8-K
                                 CURRENT REPORT

                                  EXHIBIT INDEX


Item/Exhibit No.                     Document                              Page

Item 5               Order dated May 17, 2000
                     from the Texas Securities Commissioner................  6

                          [SEAL OF THE STATE OF TEXAS]

                      [STATE SECURITIES BOARD LETTERHEAD]



                             SSB DOCKET NO. 00-014


IN THE MATTER OF              )
TBX RESOURCES, INC. AND       )    Order No. SUS-1395
TIMOTHY PAUL BURROUGHS        )

TO:  Timothy Paul Burroughs
     TBX Resources, Inc.
     12300 Ford Road, Suite 265
     Dallas, Texas 75234-7273

     TBX Resources, Inc.
     12300 Ford Road, Suite 265
     Dallas, Texas 75234-7273

                        ORDER OF SUSPENSION OF EXEMPTION

This is your OFFICIAL NOTICE of the issuance by the Securities Commission of the State of Texas ("Securities Commissioner") of an ORDER SUSPENDING THE EXEMPTION OF SECURITIES, pursuant to Section 5.0 of the Texas Securities Act, TEX. REV. CIV. STAT. ANN. art. 581-1 et seq. (Vernon 1964 & Supp. 2000) ("Texas Securities Act").

1. The Staff of the Enforcement Division of the Texas State Securities Board ("Staff") has presented evidence sufficient for the Securities Commissioner to find that the sale of outstanding securities issued by TBX Resources, Inc. ("Respondent TBX") would tend to work a fraud or deceit upon any purchaser or purchasers thereof.

2.   The Staff has presented evidence sufficient for the Securities
     Commissioner to find that there are approximately 225 shareholders of outstanding shares of common stock issued by Respondent which are currently quoted in the "pink sheets" maintained by the National Quotation Bureau under the ticker symbol TBXR:

3. The Staff has presented evidence sufficient for the Securities Commissioner to find that Timothy Paul Burroughs ("Respondent Burroughs") is the President, Chairman of the Board, and founder of Respondent TBX and that Respondent Burroughs has held these positions since the company's inception in 1995.

                4. The Staff has presented evidence sufficient for the Securities Commissioner to find that Respondent Burroughs, together with the Burroughs Family Trust, which is controlled by Respondent Burroughs, owns 6.7 million of the outstanding shares of Respondent TBX, which constitutes more than 5% of the common stock of Respondent TBX.

                5. The Staff has presented evidence sufficient for the Securities Commissioner to find that since its inception In 1995, Respondent TBX has offered and sold units in eleven (11) joint ventures created to purchase and own working interests in existing oil and gas walls in east Texas and Louisiana. The joint venture agreements represented that Respondent TBX would rework existing wells, replace equipment, and perform other services to enhance production.

                6. The Staff has presented evidence sufficient for the Securities Commissioner to find that Respondent TBX remains the joint venture manager on only one of the above referenced joint ventures, and that investors in the other ten (10) joint ventures have exchanged their joint venture interests in return for the common stock of Respondent TBX.

                7. The Staff has presented evidence sufficient for the Securities Commissioner to find that, in connection with the offer and sale of the above referenced joint venture units, Respondent Burroughs has been doing business as TBX Resources, Inc. (TBX); Texeast Operating Inc. (Texeast); Gulftex Operating, Inc. (Gulftex); Petroleum Holdings, Inc. (PHI); Sweetwater Oil & Gas, Inc. (SOGI):
                       Sweet Water Land & Oil Co. (SWLOC); Marketing Research Group, Inc. (MRGI); and Marketing Research, Inc. (MRI); all operated at 12300 Ford Road, Suite 265, Dallas, Texas 75234-7273.

                8. The Staff has presented evidence sufficient for the Securities Commissioner to find that, in connection with the above referenced joint ventures, the wells were operated by Texeast or Gulftex, two companies controlled by Respondent Burroughs.

                9. The Staff has presented evidence sufficient for the Securities Commissioner to find that, in connection with the offer for sale and sale of the above-referenced shares of common stock, Respondents made statements that are materially misleading or otherwise have misled or deceived offerees and purchasers by intentionally failing to disclose the following material facts:

                       a. In connection with the above referenced joint ventures, Respondent Burroughs, Respondent TBX, Texeast and Gulftex either did no work on the wells or did minimal work necessary to make the wells marginally productive;

                       b. In connection with the above referenced joint ventures Respondent

ORDER OF SUSPENSION OF EXEMPTION / TBX RESOURCES, INC., ET AL. / PAGE 2

     Burroughs incorporated the following shell corporations in Wyoming on December 28, 1995 to use as a conduit for the wrongful laundering of funds from the joint ventures by setting up out-of-state corporations:

     1.   PETROLEUM HOLDINGS, INC.
          Tax Identification Number (TIN) 75-265869;

     2.   MARKETING RESEARCH GROUP, INC.
          TIN: 75-2658630; and

     3.   SWEETWATER LAND & OIL CO.
          TIN: 75-2658631.

     The records of the Wyoming Secretary of State's Office confirm that, as of April 24, 2000, these shell corporations were active corporations having the same address as Respondent TBX, with an address of 12300 Ford Road, Suite 265, Dallas, Texas, 75234, and Respondent Burroughs was listed as the president of these corporations.

c. Petroleum Holdings, Inc. was incorporated in Texas on January 7, 1998; however, other than filing the articles of incorporation, no other filings were made. The corporation lost its charter to do business in Texas on December 30, 1999. Neither Marketing Research Group, Inc. nor Sweetwater Land & Oil Co. filed articles of incorporation with the Texas Secretary of State or registered with the Texas Secretary of State as foreign corporations doing business in Texas. Since these three corporations listed a Texas address as their principal place of business, they would be required to file articles of incorporation and public information reports with the Texas Secretary of State's Office in order to obtain the authority to do business in Texas.

d. In connection with the above referenced shell corporations, Respondent Burroughs directed an employee to fabricate invoices from the shell corporations to launder money from the joint ventures for various corporate or personal expenses. Upon Respondent Burroughs' instructions, the employee fabricated invoices from the aforementioned shell corporations to Respondent TBX and/or the joint venture projects, and subsequently issued checks from Respondent TBX or the joint venture accounts to look like legitimate expenses were being paid. These checks, payable to the shell corporations for the non-existent expenses, were deposited into cash management accounts at other banks in the name of the shell corporations. Respondent Burroughs further issued checks from these accounts and deposited them into accounts at yet other banks, also in the names of the shell corporations. Respondent Burroughs write checks on these accounts for personal expenses, including $60,000.00 of the initial $120,000.00.

ORDER OF SUSPENSION OF EXEMPTION / TBX RESOURCES, INC., ET AL. / PAGE 3 raised on one joint venture, to fund the construction loan on his current residence.

a. In connection with the offer and sale of the above referenced joint venture units, Respondent Burroughs hired two salesmen to offer and sell the joint venture interests to investors. One of the salesman had been enjoined by a Dallas federal court from violating the securities laws and had agreed to be barred from association with anyone selling securities in a settlement with the U.S. Securities and Exchange Commission. The other salesman was on probation for criminal conviction and was not permitted to work in any commissioned position as a requirement of his probation.

f. In connection with the North Quitman and J.C. Whatley Joint Ventures, Respondent Burroughs sold some of the wells in these projects without informing the investors of the sale. Respondent Burroughs never forwarded any sales proceeds to the joint venture investors as required by the joint venture agreement. Respondent Burroughs deposited the money through the above-described shell corporations and eventually used the money to pay off his personal credit cards.

g. In connection with the Pittman Heirs Joint Venture, Respondent Burroughs told the joint venture investors that they were buying 50% of the Manziel Field Joint Venture; however, he did not disclose that he had previously sold the Manziel Field wells to other investors, and that he had not performed his contractual obligations to those existing investors.

h. Respondents have electronically filed Form 10-SB on or about March 10, 2000, with the U.S. Securities and Exchange Commission to register the shares of common stock of Respondent TBX. In connection with the above reference joint ventures, Respondents represent in this filing that:

         1. "While acquiring producing properties which respond positively to improved production practices and enhance recovery techniques, we have built an inventory of low risk, infield development drilling locations."

         2. "...Mr. Burroughs developed his low risk strategy for building an oil and gas production company."

         3.    "[t]he working interest partners enjoyed immediate cash
               returns...."

         4. Respondent TBX has leasehold rights in eight oil and gas fields and 61 oil and gas wells. Respondent TBX expects to generate sufficient


ORDER OF SUSPENSION OF EXEMPTION / TBX RESOURCES, INC., ET AL. / PAGE 4
                  revenues from the sale of production to pay all costs associated with the company for at least the next twelve months.

         The Securities Commissioner hereby FINDS and is of the opinion that the evidence presented by the Staff shows that the sale of the common stock of TBX Resources, Inc. would tend to work a fraud or deceit upon any purchaser or purchasers thereof.

         The Securities Commissioner hereby FINDS and is of the opinion that the evidence presented by the Staff demonstrates sufficient proof that the public interest and protection of investors requires the issuance of an ORDER OF SUSPENSION OF EXEMPTION as provided by Section 5.0 of the Texas Securities Act in connection with the offer for sale and sale of the common stock of TBX Resources, Inc.

                                     ORDER

         It is therefore ORDERED by the Securities Commissioner, pursuant to
Section 5.0 of the Texas Securities Act, that the exemption provided by Section
5.0 of the Texas Securities Act in connection with the offer for sale and sale of the common stock of TBX Resources, Inc. is HEREBY SUSPENDED. No securities dealer shall offer for sale or sell the common stock of TBX Resources, Inc. while this suspension is in force and effect.

         Dated this 17th day of May, 2000.

                                             /s/ DENISE VOIGT CRAWFORD
                                             -------------------------------
                                             DENISE VOIGT CRAWFORD
                                             Securities Commissioner






    ORDER OF SUSPENSION OF EXEMPTION / TBX RESOURCES, INC., ET AL. / PAGE 5